Exhibit 10.2

PRECISION THERAPEUTICS INC.

Subscription Agreement FOR COMMON STOCK

1.                   Subscription for Shares. The undersigned hereby irrevocably subscribes for those shares of Common Stock of Precision Therapeutics Inc., a Delaware corporation (the “Company”), set forth on the signature pages hereto (the “Shares”). The undersigned acknowledges that this subscription is subject to acceptance or rejection (in whole or in part) at the discretion of the Company.

2.                   Acceptance. The Company will accept this subscription by executing and delivering to the undersigned a countersigned copy of this Agreement. Upon acceptance of the subscription set forth herein, the Company will record the undersigned as an owner of the Shares subscribed in the Company’s records required under the Delaware General Corporation Law.

3.                   Representations and Warranties of the Subscriber. The undersigned, and the person executing this Agreement on behalf of the undersigned (if the undersigned is an entity) (such person being referred to herein as the “Signatory”), hereby represent(s) and warrant(s) to the Company as follows:

(a)                The undersigned intends to receive and hold the Shares for the undersigned’s own account. The undersigned has no contract, undertaking, agreement or arrangement with any person or entity to sell or otherwise transfer the Shares to any such person or entity or to have any such person or entity sell the Shares on the undersigned’s behalf. The undersigned is an “Accredited Investor” under the Securities Act of 1933 (as amended, the “Securities Act”).

(b)                The undersigned has obtained and read this Agreement and any other documents specifically requested by the undersigned and has had an opportunity to review the Company’s filings under the Securities Exchange Act of 1934, as amended (the “Disclosure Documents”).

(c)                The undersigned: (i) has, either alone or with the assistance of a professional advisor, sufficient knowledge and experience in financial and business matters that the undersigned believes himself/herself/itself capable of evaluating the merits and risks of a prospective investment in the Shares and the suitability of an investment in the Company in light of the undersigned’s financial condition and investment needs, and legal, tax and accounting matters; (ii) has not relied on the Company or any of its representatives for financial, tax or legal advice, and (iii) is investing in the Company solely on the basis of the information set forth in Disclosure Documents, irrespective of any other information which the undersigned may have received from the Company or its representatives.

(d)                The undersigned has been given access to full and complete information regarding the Company and has utilized such access to the undersigned’s satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Disclosure Documents. Particularly, the undersigned has been given reasonable opportunity to meet with or contact Company representatives for the purpose of asking questions of, and receiving answers from, such representatives concerning the terms and conditions of the offering and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information provided in the Disclosure Documents.

(e)                The undersigned acknowledges that an investment in the Shares involves a high degree of risk, including but not limited to the risk of losing his, her or its entire investment in the Company.

(f)                 The undersigned acknowledges that no federal or state agency, including the U.S. Securities and Exchange Commission (the “SEC”) or the securities commission or authority of any state, has approved or disapproved the Shares, passed upon or endorsed the merits of the offering of the Shares or the accuracy or adequacy of the Disclosure Documents, or made any finding or determination as to the fairness or fitness of the Shares for public sale.

(g)                The undersigned has relied upon the advice of the undersigned’s legal counsel and accountants or other financial advisors with respect to tax and other considerations relating to the purchase of Shares in the offering. The undersigned is not relying upon the Company with respect to the economic considerations involved to make an investment decision in the Shares.

(h)                If the undersigned is an entity or unincorporated association: (i) the undersigned has the requisite corporate or other power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated hereby in accordance with the terms hereof; (ii) the execution, delivery and performance of this Agreement by the undersigned and the consummation by it of the transactions contemplated hereby have been duly authorized by the undersigned’s board of directors or other governing body and no further consent or authorization of the undersigned, its board of directors or its shareholders, members or other interest holders is required; and (iii) the undersigned was not formed or organized for the purpose of acquiring the Shares.

(i)                 The undersigned is not required to give any notice to, make any filing, application or registration with, obtain any authorization, consent, order or approval of or obtain any waiver from any person or entity in order to execute and deliver this Agreement or to consummate the transactions contemplated hereby, except for filings required by applicable state securities laws and regulations.

(j)                 Neither the execution and delivery by the undersigned of this Agreement, nor the consummation by the undersigned of the transactions contemplated hereby, will (i) violate any law, rule, injunction, or judgment of any governmental agency or court to which the undersigned is subject or any provision of its charter, bylaws, trust agreement, or other governing documents or (ii) conflict with, result in a breach of, or constitute a default under, any agreement, contract, lease, license, instrument, or other arrangement to which the undersigned is a party or by which the undersigned is bound or to which any of its assets is subject.

(k)                The undersigned is a bona fide resident of (or, if an entity, is organized or incorporated under the laws of, and is domiciled in), and received the offer and decided to invest in the Shares, in the state or jurisdiction set forth as the undersigned’s mailing address on the signature page to this Agreement.

(l)                 The undersigned has no need for immediate liquidity with respect to his, her or its investment and has sufficient income to meet the undersigned’s current and anticipated obligations. The loss of the undersigned’s entire investment in the Shares would not cause financial hardship to the undersigned and would not adversely affect the undersigned’s current standard of living. In addition, the overall commitment of the undersigned to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Shares will not cause such overall commitment to become excessive.

(m)              The undersigned is not aware of any occurrence, event or circumstance upon the happening of which the undersigned intends to transfer or sell the Shares and the undersigned does not have any present intention to transfer or sell the Shares after a lapse of any particular period of time.

(n)                The undersigned has been informed that, in the view of the SEC and certain state securities commissions, a purchase of the Shares with a current intent to resell, by reason of any foreseeable specific contingency or anticipated change in market values, any change in the condition of the Company or the investment market as a whole, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares, would represent a purchase with an intent inconsistent with the representations set forth above, and that the SEC and certain state securities commissions might regard such sale or disposition as a deferred sale with regard to which an exemption from registration is not available.

4.                   Restrictions on Transfer of Shares. With respect to the registration status and transferability of the Shares, the undersigned understands, acknowledges and agrees that:

(a)                Neither the offer nor the sale of the Shares to be issued in connection with this subscription and the offering have been registered under the Securities Act or under applicable state securities laws on the grounds that they are being issued in a transaction (i) involving a limited group of knowledgeable investors fully familiar with the proposed operations of the Company, and (ii) not involving a public offering and that, consequently, such transaction is exempt from registration under the Securities Act and applicable state securities laws. The Company will rely on the undersigned’s representations herein as a basis for exemptions from the Securities Act’s registration requirements.

(b)                As a result of the offer and sale of the Shares in a transaction exempt from the registration requirements of the Securities Act, the Shares may not be sold, transferred or otherwise disposed of except pursuant to an effective registration statement or appropriate exemption from registration under applicable federal and state law and, as a result, the undersigned may be required to hold the Shares for an indefinite period of time.

(c)                In light of the foregoing, all certificates representing the Shares, if any, will bear legends substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY STATE. SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND WITHOUT A VIEW TO THEIR DISTRIBUTION AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933 AND UNDER APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE UNDER APPLICABLE SECURITIES LAWS.

5.                   Indemnity. The undersigned agrees to indemnify and hold harmless the Company, its affiliates and its stockholders from and against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation or any claim commenced or threatened) arising out of or based upon any false or misleading representation or warranty hereunder, misinformation, breach or failure by the undersigned herein or hereunder or under any other document furnished or delivered by the undersigned to any of the foregoing indemnified persons in connection with the undersigned’s investment in the Company.

6.                   Status as Stockholder. In connection with the undersigned’s subscription for Shares hereunder, the undersigned understands and agrees that on the date that this Agreement is accepted by the Company and the related subscription payment is received by the Company, the undersigned will become a stockholder of the Company if he/she/it is not one already.

7.                   Entire Agreement; Governing Law; Dispute Resolution. This Agreement constitutes the entire agreement among the parties with respect to the Company. It supersedes any prior agreement or understanding among them, and it may not be modified or amended in any manner other than as set forth herein. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflicts-of-law principles thereof. The venue for any action hereunder shall be in the State of Minnesota, whether or not such venue is or subsequently becomes inconvenient, and the parties consent to the jurisdiction of the courts of the State of Minnesota, County of Dakota, and the U.S. District Court, District of Minnesota. Accordingly, the parties hereby submit to the process, jurisdiction and venue of any such courts. Each party hereby waives, and agrees not to assert, any claim that it is not personally subject to the jurisdiction of the foregoing courts in the State of Minnesota or that any action or other proceeding brought in compliance with this Section is brought in an inconvenient forum.

8.                   Legal Effect and Survival. The undersigned understands the meaning and legal consequences of the indemnity provisions, representations, warranties, agreements and covenants contained herein, and that such indemnity provisions, representations, warranties, agreements and covenants shall survive the Company’s acceptance of this Agreement, the admission of the undersigned as a shareholder of the Company, and the undersigned’s purchase and sale of the Shares.

9.                   Severability and Waiver. If any provision of this Agreement or the application of such provision to any party or circumstances shall be held invalid, the remainder of the Agreement, or the application of such provision to such party or circumstances other than those to which it is held invalid, shall not be affected thereby. No failure or delay by the Company or the undersigned in exercising or enforcing any right or remedy under this Agreement will waive any provision of the Agreement. Nor will any single or partial exercise by the Company or the undersigned of any right or remedy under this Agreement preclude either of them from otherwise or further exercising these rights or remedies, or any other rights or remedies granted by any law or any related document.

10.               Additional Information. The undersigned shall from time to time provide to the Company such information and documentation as the Company reasonably may request in order to verify the information contained in this Agreement and in the signature pages hereto.

11.               Counterparts and Delivery. The signature pages hereto may be executed in counterparts, all of which shall together constitute one and the same document, together with the text of this Agreement. Signature pages delivered by facsimile or other means of electronic transmission shall have the same binding force and effect as the delivery of original signatures.

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SIGNATURE PAGES

Please indicate how you would like your Shares to be registered (check one):

X	Individual Ownership (One signature required below)	Trust or IRA

	Joint Tenants with Rights of Survivorship	Corporation
(All tenants must sign below)

	Tenants in Common (All tenants must sign below)	Limited Partnership

	Other (Please specify): ________________________	Limited Liability Company

General Partnership

Number of Shares:	78,125

Price per share:	$ 0.64

Total Subscription Amount:	$50,000.00

I. Subscriber Information.

Subscriber’s Name: Carl Schwartz

Social Security or Taxpayer Identification Number:

Home Address (individuals):
	(Street)	(City/State/Zip Code)

Jurisdiction of Organization (entities):

Principal Place of Business (entities):	(Street)	(City/State/Zip Code)

Telephone Number: _________________________________		Facsimile Number: _______________________________

Email Address: cschwartz@ skylinemedical.com

Contact Person (entities):

Date of Formation (entities): _________________________________		Fiscal Year (entities): _____________________________

Signature Page 1 of

Subscription Agreement

II. Signatures.

INDIVIDUAL SUBSCRIBERS	ENTITY SUBSCRIBERS
_______________________________________ (Signature)	___________________________________ (Name of entity)

Carl Schwartz (Printed name)	___________________________________ (Name of Signatory)

_______________________________________ (Signature, if joint investment)	___________________________________ (Title)

_______________________________________ (Printed name, if joint investment)	___________________________________ (Signature)

Dated: January ____, 2019	Dated _________________, _________
ACCEPTED: Precision Therapeutics Inc. By: _______________________________________ Name: Bob Myers Its: Chief Financial Officer Dated: January ____, 2019 (the “Effective Date”)

Signature Page 2 of

Subscription Agreement